UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 4, 2014

Date of Report (Date of earliest event reported)

GOLDSPAN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146442	26-3342907
(State or other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

102 North Curry Street, Carson City, Nevada 89703

(Address of Principal Executive Offices (Zip Code)

(775) 461-3445

(Registrant's telephone number, including area code)

__________________________________________________

(Former Address of Principal Executive Offices) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Section 4-Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 4, 2014, Silberstein Ungar, PLLC (“Silberstein”) tendered their resignation as the Company’s independent registered public accounting firm.

The audit reports of Silberstein regarding the Company’s financial statements for the two fiscal years ended July 31, 2013 and 2012 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern.

During the two fiscal years ended July 31, 2013 and 2012 and any subsequent interim period through August 4, 2014, the date of resignation, there were no disagreements with Silberstein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Silberstein, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

We provided Silberstein with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Silberstein furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.

Following the resignation of Silberstein, on August 4, 2014, we engaged KLJ & Associates, LLP (“KLJ”) as our independent registered public accounting firm. The appointment of KLJ was approved by our Board of Directors. There were no consultations with KLJ during the two fiscal years ended July 31, 2013 and any subsequent interim period through August 4, 2014, the date of engagement. Prior to the engagement of KLJ, the Company had not consulted with KLJ regarding either:

a)

the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that KLJ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

b)

any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Silberstein Ungar, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDSPAN RESOURCES, INC.

Date: August 8, 2014	By:	/s/ Phillip Allen
Phillip Allen
President